                                  SCHEDULE 14A
                                   (Rule 14a)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement                                 [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                                       ONLY (AS PERMITTED BY RULE 14A-6(A)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            BANCINSURANCE CORPORATION
                (Name of Registrant as Specified In Its Charter)

                            BANCINSURANCE CORPORATION
    (Name of Person(s) Filing Proxy Statement, If other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          --------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------------

     (5)  Total fee paid:

          --------------------------------------------------------------------



[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
                                  --------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
                                                       -----------------------

     (3)  Filing Party:
                       -------------------------------------------------------

     (4)  Date Filed:
                     ---------------------------------------------------------

                            BANCINSURANCE CORPORATION

                              250 East Broad Street
                                   Tenth Floor
                              Columbus, Ohio 43215
                                 www.bancins.com

                                NOTICE OF ANNUAL
                             MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 2, 2004

To Our Shareholders:

         Notice is hereby given that the Annual Meeting of Shareholders of Bancinsurance Corporation will be held at The Columbus Club, 181 East Broad Street, Columbus, Ohio 43215, on Wednesday, June 2, 2004, at 10:30 a.m., Eastern Daylight Time, for the following purposes:

                  1. To elect seven directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;

                  2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the 2004 fiscal year; and

                  3. To transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on April 9, 2004 will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

         We hope you can attend the Annual Meeting.

         We urge you to complete, sign, date and return the enclosed proxy card as soon as possible so that your common shares may be voted in accordance with your wishes. Proxies are revocable at anytime, and if you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

                                      BY ORDER OF THE BOARD OF DIRECTORS,

Columbus, Ohio                        Sally J. Cress
April 29, 2004                        Secretary

                PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY
                CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES

                            BANCINSURANCE CORPORATION

                              250 East Broad Street
                                   Tenth Floor
                              Columbus, Ohio 43215
                                 www.bancins.com

                                 PROXY STATEMENT

                                     FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 2, 2004

                                                                  April 29, 2004

         This proxy statement is furnished to the shareholders of Bancinsurance Corporation (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held on June 2, 2004, at 10:30 a.m., Eastern Daylight Time, at The Columbus Club, 181 East Broad Street, Columbus, Ohio 43215, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement and the enclosed proxy card are first being sent or given to the Company's shareholders on or about April 29, 2004. The Annual Report of the Company for the fiscal year ended December 31, 2003, including consolidated financial statements, is being mailed to all shareholders together with this Proxy Statement.

         You may ensure your representation at the Annual Meeting by completing, signing, dating and promptly retaining the enclosed proxy card in the envelope provided. You may revoke your proxy at any time before it is exercised at the Annual Meeting by filing with the Company a notice in writing revoking it, by duly executing a proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting without voting will not revoke a proxy. Subject to such revocation and except as otherwise stated herein or in the proxy card, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, valid proxies will be voted for the election as directors of the nominees identified herein, for the ratification of the appointment of the independent auditors and, at the discretion of the proxy holders, on any other matters that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

         The entire expense of preparing, assembling, printing and mailing the proxy card and other materials used in the solicitation of proxies will be paid by the Company. Proxies may be solicited personally or by telephone, mail, facsimile or telegraph. Officers or employees of the Company may assist with solicitations and will receive no additional compensation. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Company's common shares.

                                VOTING SECURITIES

         Holders of record of the Company's common shares, without par value (the "Common Shares"), at the close of business on April 9, 2004 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, there were 4,920,050 Common Shares issued and outstanding. A quorum for the Annual Meeting is a majority of the issued and outstanding Common Shares as of the Record Date.

         Each Common Share outstanding on the Record Date entitles the holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. The laws of the State of Ohio under which the Company is incorporated provide for cumulative voting rights in the election of directors under certain circumstances. A shareholder must give notice in writing to the President, a Vice President or the Secretary of the Company before 10:30 a.m. on May 31, 2004 if he or she desires cumulative voting for the election of directors. If an announcement of the giving of such notice is made upon convening of the Annual Meeting by the presiding officer or the secretary of the meeting, or by, or on behalf of, such shareholder, each shareholder will have cumulative voting rights in the election of directors. Cumulative voting entitles each shareholder to cumulate the voting power he or she possesses in the election of directors and give one nominee as many votes as is equal to the number of Common Shares he or she holds multiplied by the number of directors to be elected, or to distribute his or her votes on the same principle among two or more of the nominees, as he or she sees fit.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Pursuant to the Company's Amended and Restated Code of Regulations (the "Regulations"), the Board of Directors is comprised of seven directors, each of whom serves a one year term. The Board has nominated the persons identified below for election as directors of the Company at the Annual Meeting. The seven nominees receiving the greatest number of votes will be elected to serve until the 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal. Withheld votes with respect to any nominee will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee. If voting is cumulative as a result of the request of a shareholder, the enclosed proxy card would grant discretionary authority to the proxy holders named therein to distribute the votes of Common Shares subject to proxies they hold so as to elect the maximum number of nominees for director set forth herein.

         Unless otherwise directed in your proxy, the Common Shares voted pursuant thereto will be voted FOR the election of the nominees identified below. In the event that any of the nominees for director should become unwilling or unable to serve, the proxy holders reserve full discretion to vote the Common Shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee(s) designated by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

         The following table sets forth certain information concerning each nominee for director:

                                                CURRENT POSITION                     DIRECTOR
      NAME              AGE                       WITH COMPANY                        SINCE
      ----              ---                       ------------                        -----
Si Sokol                 76          Chief Executive Officer, Chairman of              1970
                                     the Board, Chairman of Executive
                                     Committee

John S. Sokol            41          President, Director                               1990

Daniel D. Harkins        74          Director, Chairman of Audit                       1981
                                     Committee, member of Executive
                                     Committee, member of Compensation
                                     Committee

Saul Sokol               84          Director, member of Executive Committee           1982

William S. Sheley        42          Director, member of Audit Committee,              2000
                                     member of Compensation Committee

Matthew D. Walter        35          Director, Chairman of Compensation                2001
                                     Committee

Kenton R. Bowen          41          Director, member of Audit Committee               2002

         Si Sokol has been Chairman of the Board since 1970 and Chief Executive Officer since December 1980. He is also Chairman of the Board and Chief Executive Officer of Ohio Indemnity Company ("Ohio Indemnity"), the Company's wholly-owned property/casualty insurance subsidiary. He served as President of the Company and Ohio Indemnity from December 1980 until June 1999. He is also Chairman of the Board of American Legal Publishing Corporation ("American Legal Publishing"), the Company's wholly-owned municipal code publishing subsidiary. Si Sokol is John S. Sokol's father and Saul Sokol's brother.

         John S. Sokol has been President of the Company and Ohio Indemnity since June 1999. He was Executive Vice President of the Company and Ohio Indemnity from June 1996 until June 1999 and Vice President of the Company and Ohio Indemnity from 1993 until June 1996. From 1989 until 1993, Mr. Sokol served as an officer for what is now JPMorgan Chase (formerly Manufacturers Hanover and Chemical Bank). John S. Sokol is the son of Si Sokol and the nephew of Saul Sokol.

         Daniel D. Harkins is a private investor. Prior to 1987, Mr. Harkins owned and served as President of Ace Beverage Distributing Company. From 1978 until 1980, he served as a consultant for A. T. Kearney Inc., a management consulting firm. From 1973 until 1978, he served as General Sales Manager and International Sales Manager for several divisions of Ashland Chemical Company.

         Saul Sokol is a private investor. He is a chartered life underwriter and a chartered property/casualty underwriter; the past President of the Columbus Life Underwriter's Association and the Columbus Chapter of Chartered Property/Casualty Underwriters; and a member of several local, state and national insurance associations. In addition, he has published a book for consumers concerning common insurance related questions. Saul Sokol is the brother of Si Sokol and the uncle of John S. Sokol.

         William S. Sheley has served as Senior Vice President of Marketing for Bank One Retail Group since January 2001. From January 1999 until January 2001, he served as Chief Technology Officer for Bank One Retail Group. From 1996 until January 1999, Mr. Sheley was Vice President and Division Manager for Bank One's Transaction Processing Services Group. From 1986 until 1996, he was a Senior Manager within the financial services industry team at Accenture.

         Matthew D. Walter has served as Managing Partner of Talisman Capital Partners I, LLC, an investment entity that makes private investments in established operating companies, since 1999. Mr. Walter has also served as the Chairman of the Board and Chief Executive Officer of BoundTree Medical Products, Inc., a supplier of medical equipment and supplies to the emergency care market, since 2000. From 1995 until 2000, Mr. Walter was an executive with Cardinal Health, Inc., where he had responsibility for Cardinal's pharmaceutical packaging subsidiary with annual revenues in excess of $1.3 billion. Mr. Walter serves on the board of directors of Cardinal Health, Inc., a public entity.

         Kenton R. Bowen has served as President and Director of CallTech Communications, LLC, a technical support and customer service outsourcing company, since 1996. From 1992 until 1996, he was the Vice President of Corporate Finance at Provident Bank in Columbus, Ohio. From 1990 until 1992, Mr. Bowen was a Vice President at Bank One in Columbus, Ohio.

BOARD MEETINGS AND COMMITTEES

         As discussed above, the Board of Directors currently has seven members. Four of such members qualify as independent directors under the rules of The Nasdaq Stock Market, Inc. ("Nasdaq"). The Board held five meetings during the 2003 fiscal year. The Board has three standing committees: (1) the Audit Committee; (2) the Compensation Committee; and (3) the Executive Committee. Each of the directors attended at least 75% of the total number of meetings of the Board and the committees on which he served during the 2003 fiscal year.

         The Audit Committee operates pursuant to a written Audit Committee Charter which was adopted by the Board of Directors on March 12, 2004. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit A. The Audit Committee's purpose is to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company's accounting, auditing and financial reporting practices. The Audit Committee's role includes discussing with management the Company's processes to manage business and financial risk and the Company's compliance with significant applicable legal, ethical, and regulatory requirements as well as responsibility for the appointment, replacement, compensation, and oversight of the independent auditor engaged to prepare or issue audit reports on the consolidated financial statements of the Company. The Audit Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. The specific responsibilities in carrying out the Audit Committee's oversight role are delineated in the Audit Committee Charter. Each member of the Audit Committee (1) qualifies as independent under the applicable Securities and Exchange Commission ("SEC") and Nasdaq rules; (2) has not participated in the preparation of the Company's consolidated financial statements (or any subsidiary) during the past three years; and (3) is able to read and understand fundamental consolidated financial statements, including the Company's balance sheet, income statement and cash flow statement. The Board of Directors has determined that Kenton R. Bowen qualifies as an audit committee financial expert as defined in the SEC rules and meets the financial sophistication requirements set forth in Nasdaq Rule 4350(d)(2)(A)(i). The Audit Committee's report related to the 2003 fiscal year appears on page 11. The Audit Committee held three meetings during the 2003 fiscal year.

         The Compensation Committee's duties include: administering the Company's 1984 Stock Option Plan, 1994 Stock Option Plan, and 2002 Stock Incentive Plan; reviewing, considering, and determining all matters concerning salary and other compensation and benefits for the Company's executive officers; and reviewing, considering, and making recommendations to the Board of Directors concerning executive officer organizational issues and succession plans. Each member of the Compensation Committee qualifies as independent under the Nasdaq rules. The Compensation Committee held one meeting during the 2003 fiscal year.

         Between meetings of the Board of Directors, the Executive Committee has, to the extent permitted by law, all of the powers and duties of the Board. Si Sokol, Daniel D. Harkins and Saul Sokol currently serve as members of the Executive Committee. The Executive Committee did not meet during the 2003 fiscal year.

CONTROLLED COMPANY EXEMPTION

         Under the Nasdaq rules, a company of which more than 50% of the voting power is held by an individual, a group or a company is a "Controlled Company" and is exempt from certain of the Nasdaq rules relating to corporate governance. The family of Si Sokol, the Company's Chairman and Chief Executive Officer, holds 56% of the voting power of the Company and reports its ownership as a group for purposes of Section 13 of the Securities Exchange Act of 1934, as amended. Based on the Si Sokol family's ownership of our Common Shares, the Company has determined that it is a "Controlled Company" for purposes of the Nasdaq rules.

NOMINATION AND ELECTION OF DIRECTORS

         Because the Company is a "Controlled Company" under the Nasdaq rules, the Board of Directors has not established a nominating committee or adopted a nominating committee charter. Instead, the full Board is responsible for identifying and selecting the nominees for director to be elected at the annual meeting of shareholders.

         When considering candidates for the Board, the Board evaluates the entirety of each candidate's credentials and does not have any specific eligibility requirements or minimum qualifications. The Board considers those factors it deems appropriate, including judgment, skill, independence, diversity, strength of character, experience with businesses and organizations comparable in size or scope, experience as an executive of or advisor to a publicly traded or private company, experience and skill relative to other Board members, specialized knowledge or experience and desirability of the candidate's membership on the Board. Depending upon the current needs of the Board, the Board may weigh certain factors more or less heavily. The Board does, however, believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflict of interest that would interfere with performance as a director.

         The Board considers candidates from any reasonable source, including shareholder recommendations, and does not evaluate candidates differently based on who has made the recommendation. To date, the Board has not retained any consultant or search firm to assist in the process of identifying and evaluating candidates and, accordingly, no fees have been paid to any such consultant or search firm.

         Shareholders may recommend director candidates for consideration by the Board by giving written notice of the recommendation to the Secretary of the Company at 250 East Broad Street, Tenth Floor, Columbus, Ohio 43215. The recommendation should include the candidate's name, age, business address, residence address and principal occupation or employment as well as a description of the candidate's qualifications, attributes and other skills. A written statement from the candidate consenting to serve as a director, if so elected, should accompany any such recommendation.

EXECUTIVE SESSIONS

         The Company's independent directors hold regularly scheduled executive sessions at least twice per year and at such other times as the independent directors deem necessary or appropriate. Only the independent directors attend such executive sessions. Each executive session is chaired by one of the independent directors on a rotating basis in alphabetical order.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         The Board of Directors believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, shareholders who wish to communicate with the Board or a particular director may do so by sending a letter to the Secretary of the Company at 250 East Broad Street, Tenth Floor, Columbus, Ohio 43215. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or a "Shareholder-Director Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

         The Company does not have a formal policy with respect to attendance by the directors at the annual meeting of shareholders. However, directors are encouraged to attend and the Board of Directors and its committees meet immediately following the annual meeting of shareholders. All of the directors attended the 2003 Annual Meeting of Shareholders.

COMPENSATION OF DIRECTORS

         As payment for serving on the Board of Directors and any of its committees, each non-employee director receives an annual $1,000 retainer plus $500 for each Board meeting attended and $500 for each committee meeting attended. In addition, each non-employee director annually receives an option to purchase 2,000 Common Shares. Such options are not exercisable until one year after the date of grant and terminate on the earlier of the tenth anniversary of the date of grant or three months following the date the director ceases to be a director of the Company. Each director of the Company also serves as a director of Ohio Indemnity and receives no additional compensation therefor. Employee directors receive no additional compensation from the Company or Ohio Indemnity for serving as directors.

                                 PROPOSAL NO. 2
                           INDEPENDENT PUBLIC AUDITORS

         The Audit Committee has appointed Ernst & Young LLP as the Company's independent auditors for fiscal year 2004. Although action by the shareholders is not required with respect to this matter, the Board believes that shareholder ratification of the Audit Committee's appointment of Ernst & Young LLP is appropriate because of the independent auditor's role in maintaining the quality and integrity of the Company's internal controls over financial reporting. Ernst & Young LLP has served as the Company's independent auditors since 2000. A representative of Ernst & Young LLP will be present at the Annual Meeting and will be available to answer questions. The representative will have the opportunity to make a statement at the Annual Meeting, if he or she desires.

         The affirmative vote of the holders of a majority of the Common Shares entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year 2004. Abstentions and broker non-votes will be counted for purposes of establishing a quorum and will have the same effect as a vote against the proposal. In the event that the shareholders do not ratify the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year 2004, the Audit Committee will consider other independent auditors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2004.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth the beneficial ownership of our Common Shares as of March 31, 2004 (except as otherwise noted) by: (1) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Shares; (2) each of the Company's directors, nominees for director and executive officers named in the Summary Compensation Table; and (3) the directors and executive officers of the Company as a group.

                NAME                            NUMBER OF COMMON                           PERCENT
           OF BENEFICIAL                       SHARES BENEFICIALLY                            OF
               OWNER                                OWNED(1)                                CLASS
          ----------------                   -----------------------                       --------
Si Sokol                                         2,432,468(2, 3, 7)                          48.94%
Barbara K. Sokol                                 2,432,468(2, 4)                             48.94%
John S. Sokol                                    2,034,938(2, 5, 7)                          40.36%
Kenton R. Bowen                                     10,000                                        (8)
Daniel D. Harkins                                   58,825(7)                                 1.19%
William S. Sheley                                    9,000(7)                                     (8)
Saul Sokol                                         270,012(6, 7)                              5.47%
Matthew D. Walter                                   29,000(7)                                     (8)
Daniel J. Stephan                                   24,000(7)                                     (8)
Sally J. Cress                                      71,850(7)                                 1.45%
Stephen J. Toth                                     15,500(7)                                     (8)
All directors and executive officers
as a group
(10 persons)                                     3,205,593                                   61.76%
Dimensional Fund Advisors Inc.                     267,455(9)                                 5.44%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

-------------------------

(1) Except as otherwise noted, the beneficial owners have sole voting and dispositive power over the Common Shares shown.

(2) Falcon Equity Partners, L.P. ("Falcon Equity Partners"), an Ohio limited partnership, whose sole partners are members of the Si Sokol family, owns of record 1,750,000 Common Shares. Si Sokol and Barbara K. Sokol each own a 35.7 percentage interest in Falcon Equity Partners and their children, John S. Sokol, James K. Sokol and Carla A. Sokol, each own a 9.5 percentage interest in Falcon Equity Partners. As the sole managing general partner, Si Sokol has sole power to dispose or direct the disposition of the Common Shares owned of record by Falcon Equity Partners. As the general partners, Si Sokol, Barbara K. Sokol and John
         S. Sokol share the power to vote or direct the vote with respect to the Common Shares owned of record by Falcon Equity Partners.

(3) 1,750,000 of these Common Shares are beneficially owned by Si Sokol as the sole managing general partner and a general partner of Falcon Equity Partners, as more fully described in note (2) above. 318,976 of these Common Shares are owned of record or through a broker by Si Sokol. 313,492 of these Common Shares are owned of record or through a broker by Barbara K. Sokol, Si Sokol's wife. The rules and regulations of the Commission require that the Common Shares owned by Si Sokol and Barbara K. Sokol be aggregated for purposes of this disclosure; however, Si Sokol disclaims beneficial ownership of the Common Shares owned by Barbara K. Sokol.

(4) 1,750,000 of these Common Shares are beneficially owned by Barbara K. Sokol as a general partner of Falcon Equity Partners, as more fully described in note (2) above. 313,492 of these Common Shares are owned of record or through a broker by Barbara K. Sokol. 318,976 of these Common Shares are owned of record or through a broker by Si Sokol, Barbara K. Sokol's husband. Barbara K. Sokol disclaims beneficial ownership of the Common Shares owned by Si Sokol.

(5) 1,750,000 of these Common Shares are beneficially owned by John S. Sokol as a general partner of Falcon Equity Partners, as more fully described in note (2) above. 145,741 of these Common Shares are owned of record or through a broker by John S. Sokol. 15,097 of these Common Shares are held by John S. Sokol, as custodian for his minor children. 2,100 of these Common Shares are owned by John S. Sokol's wife as to which he disclaims beneficial ownership.

(6) Saul Sokol is the sole trustee of The Saul Sokol and Phyllis D. Sokol Family Trust, which trust holds 252,012 Common Shares and is for the benefit of their children. As the sole trustee, Saul Sokol is empowered to exercise all rights with regard to such Common Shares, revoke the trust and amend the trust.

(7)      Includes 50,000, 122,000, 10,000, 4,000, 18,000, 4,000, 24,000, 23,000
         and 15,500 Common Shares that underlie currently exercisable options or options exercisable within 60 days of March 31, 2004 held by Si Sokol, John S. Sokol, Daniel D. Harkins, William S. Sheley, Saul Sokol, Matthew D. Walter, Daniel J. Stephan, Sally J. Cress and Stephen J. Toth, respectively.

(8)      Represents ownership of less than 1% of the outstanding Common Shares.

(9) Based on information set forth in a Schedule 13G dated February 6, 2004, which was filed by Dimensional Fund Advisors Inc., a registered investment advisor, on behalf of its advisory clients.

         The address of each of Si Sokol, John Sokol, Barbara K. Sokol and Saul Sokol is 250 East Broad Street, tenth floor, Columbus, Ohio 43215.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The executive officers of the Company are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to Si Sokol, Chairman of the Board and Chief Executive Officer, and John S. Sokol, President, the following persons are executive officers of the Company or its subsidiaries:

         Daniel J. Stephan, age 43, has served as Senior Vice President of Marketing for Ohio Indemnity since June 2003. He was Vice President of Ohio Indemnity from May 2000 until June 2003. From 1999 until May 2000, he owned and operated Promark Specialty Insurance, an independent insurance agency and consulting firm. From 1997 until 1999, he served as the General Manager of the Lender Products Division of Markel American Insurance Company. From 1993 until 1997, he served as the Product Manager for Progressive Corporation where he directed sales and marketing for insurance products and services.

         Stephen G. Wolf, age 51, has served as President of American Legal Publishing since 1984 and as a Director of American Legal Publishing since 2000. Mr. Wolf has held numerous elected and appointed local government positions during the past 20 years, including Councilman and Mayor of the City of Mount Healthy, Ohio. Currently, he serves as City Attorney for the City of Mount Healthy.

         Stephen J. Toth, age 40, has served as Vice President of Operations for Ohio Indemnity since 1999. He joined Ohio Indemnity in 1989 and served as Assistant Vice President of Ohio Indemnity from 1991 until 1998 and as Administrator of Ohio Indemnity's Bonded Service program from 1989 until 1991. From 1986 until 1989, he was employed by the Rockwood Insurance Group.

         Sally J. Cress, age 49, has served as the Treasurer and Secretary of the Company and Ohio Indemnity since 1985. She also serves as a Director of Ohio Indemnity.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the annual and other compensation for the fiscal years ended December 31, 2003, 2002 and 2001 for (1) the Company's Chief Executive Officer and (2) the other four most highly compensated executive officers of the Company.

                                                                        LONG-TERM
                                                                       COMPENSATION
                                                   ANNUAL                 AWARDS
                                                 COMPENSATION          ------------
                                             ---------------------      SECURITIES           ALL OTHER
    NAME AND PRINCIPAL                       SALARY         BONUS       UNDERLYING         COMPENSATION
         POSITION              YEAR            ($)           ($)        OPTIONS (#)           ($)(1)
         --------              ----          -------       -------      -----------        ------------
Si Sokol                       2003          301,154        50,000              -             83,719
   Chairman and                2002          301,154        50,000              -             82,319
   Chief Executive Officer     2001          301,154        68,250              -             82,069

John S. Sokol                  2003          264,259       102,191        100,000             12,000
   President                   2002          240,414        92,631        100,000             10,600
                               2001          208,115        68,250              -             22,350

Daniel J. Stephan              2003          142,295       109,013         15,000             10,618
   Senior Vice President of    2002          135,519        75,000         15,000              8,529
   Marketing of Ohio           2001          124,223        18,955         15,000              5,020
   Indemnity

Sally J. Cress                 2003          102,769        20,992          5,000              7,082
   Treasurer and Secretary     2002           97,875        20,353          5,000              6,718
                               2001           92,330        15,904          5,000              6,648

Stephen J. Toth                2003           94,290        28,907          5,000              5,863
   Vice President of           2002           89,493        18,316          5,000              5,697
   Operations of Ohio          2001           87,638        12,915          5,000              5,552
   Indemnity

------------------------

(1) With respect to Si Sokol, "All Other Compensation" includes (a) the Company's matching contribution under the Ohio Indemnity Company Employee 401(k) and Profit Sharing Plan (the "401(k) Plan") in the amount of $12,000, $10,600 and $10,350 for the 2003, 2002 and 2001
         fiscal years, respectively; (b) $2,574, $2,185 and $1,855 for the 2003, 2002 and 2001 fiscal years, respectively, for the term portion of the premium for a split dollar life insurance policy for the benefit of Si Sokol and his wife; and (c) $69,145, $69,534 and $69,864 for the 2003,
         2002 and 2001 fiscal years, respectively, for the whole life portion of the premium for such split dollar life insurance policy.

         With respect to John S. Sokol, "All Other Compensation" includes (a) the Company's matching contribution under the 401(k) Plan in the amount of $12,000, $10,600 and $10,350 for the 2003, 2002 and 2001 fiscal years, respectively; (b) $480 for the 2001 fiscal year for the term portion of the premium for a split dollar life insurance policy for the benefit of John S. Sokol; and (c) $11,520 for the 2001 fiscal year for the whole life portion of the premium for such split dollar life insurance policy.

         With respect to Daniel J. Stephan, "All Other Compensation" includes the Company's matching contribution under the 401(k) Plan in the amount of $10,618, $8,529 and $5,020 for the 2003, 2002 and 2001 fiscal years, respectively.

         With respect to Sally J. Cress, "All Other Compensation" includes the Company's matching contribution under the 401(k) Plan in the amount of $7,082, $6,718 and $6,648 for the 2003, 2002 and 2001 fiscal years, respectively.

         With respect to Stephen J. Toth, "All Other Compensation" includes the Company's matching contribution under the 401(k) Plan in the amount of $5,863, $5,697 and $5,552 for the 2003, 2002 and 2001 fiscal years, respectively.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information regarding options granted to the executive officers named in the Summary Compensation Table during the 2003 fiscal year.

                                        INDIVIDUAL GRANTS(1)                     POTENTIAL REALIZABLE
                       -------------------------------------------------------      VALUE AT ASSUMED
                        NUMBER OF                                                    ANNUAL RATES OF
                       SECURITIES     % OF TOTAL                                       STOCK PRICE
                       UNDERLYING   OPTIONS GRANTED   EXERCISE                      APPRECIATION FOR
                        OPTIONS     TO EMPLOYEES IN     PRICE       EXPIRATION       OPTION TERM (3)
      NAME             GRANTED(#)     FISCAL YEAR     ($/SH)(2)        DATE        5% ($)         10% ($)
  -------------        ----------     -----------     ---------     ----------     -------      ---------
Si Sokol                       -             -              -              -             -              -

John S. Sokol            100,000         62.89%          5.21        6/01/13       848,654      1,351,340

Daniel J. Stephan         10,000          6.29%          5.03        5/16/13        81,933        130,465
                           5,000          3.14%          5.21        6/01/13        42,433         67,567

Sally J. Cress             5,000          3.14%          5.21        6/01/13        42,433         67,567

Stephen J. Toth            5,000          3.14%          5.21        6/01/13        42,433         67,567

----------------

(1) All options were granted pursuant to the Company's 1994 Stock Option Plan or the Company's 2002 Stock Incentive Plan and vest 20% per year over the first five years after the date of grant.

(2) Pursuant to the Company's 1994 Stock Option Plan and the Company's 2002 Stock Incentive Plan, as applicable, the exercise price for all options granted during the 2003 fiscal year is the fair market value of the Common Shares on the date of grant (i.e., the closing sales price of the Common Shares on the Nasdaq National Market on that date).

(3) The dollar amounts in these columns are the product of (a) the difference between (i) the product of the per share market price on the date of grant and the sum of one plus the assumed rate of appreciation (5% and 10%) compounded annually over the term of the option (ten years) and (ii) the per share market price on the date of grant and (b) the number of Common Shares underlying the grant.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

         The table set forth below contains certain information regarding options exercised during the 2003 fiscal year and the year end values of unexercised options held by the executive officers named in the Summary Compensation Table.

                                                  NUMBER OF SHARES                   VALUE OF
                                                     UNDERLYING                     UNEXERCISED
                                                     UNEXERCISED                    IN-THE-MONEY
                                                  OPTIONS AT FISCAL               OPTIONS AT FISCAL
                      SHARES        VALUE             YEAR END (#)                 YEAR END ($)(1)
                   ACQUIRED ON    REALIZED    ---------------------------   ----------------------------
      NAME         EXERCISE (#)      ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
-----------------  ------------   --------    -----------   -------------   -----------    -------------
Si Sokol                   -            -         50,000             -         146,000               -
John S. Sokol              -            -        122,000       188,000         380,615         517,960
Daniel J. Stephan          -            -         24,000        31,000          49,352         115,968
Sally J. Cress             -            -         23,000        12,000          77,815          36,335
Stephen J. Toth       10,000        4,680         15,500        12,000          45,915          36,335

-------------------

(1) Represents the total gain which would be realized if all in-the-money options held at December 31, 2003 were exercised, which total gain equals the product of (a) the number of Common Shares underlying the options and (b) the difference between the closing price on the Nasdaq National Market of the Common Shares on December 31, 2003 ($7.67) and the exercise price of such options. An option is in-the-money if closing price on the Nasdaq National Market of the underlying Common Shares exceeds the exercise price.

EMPLOYMENT AGREEMENT

         On May 17, 2000, Ohio Indemnity and Daniel J. Stephan entered into a three year employment agreement that automatically renews for successive one year terms unless either party gives proper notice of its intention not to renew. Under the employment agreement, Mr. Stephan is entitled to receive (1) an annual salary of at least $120,000; (2) an annual incentive bonus (equal to 15% to 100% of his then current annual salary); and (3) five annual grants of options to purchase 10,000 Common Shares. If Mr. Stephan's employment is terminated as a result of his death, "permanent disability" or "without cause" (each as defined in the employment agreement), Mr. Stephan will receive certain severance benefits that may include payment of his then current annual salary and a bonus (capped at 15% of his then current annual salary) and continued group health insurance benefits, each for a period of up to the remainder of the term of the employment agreement, depending on the reason for the termination. Upon the occurrence of a "change of control" (as defined in the employment agreement), Mr. Stephan also has the right to terminate the employment agreement and receive (1) a lump sum payment equal to 230% of his then current annual salary; (2) continued group health insurance benefits for a period of 24 months; and (3) certain other miscellaneous benefits. In addition, in the event of his termination "without cause" or upon a "change of control," all options previously granted to Mr. Stephan will vest, and he will be granted such number of fully vested options to enable him to acquire 50,000 Common Shares in the aggregate (taking into account all options that he then holds).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee with respect to the 2003 fiscal year was comprised of three members: Daniel D. Harkins, William S. Sheley and Matthew D. Walter. None of such members is or was formerly an officer or employee of the Company or any of its subsidiaries. During the 2003 fiscal year, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers served on the Company's Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

         The Compensation Committee annually reviews and evaluates the performance of the Company's executive officers and determines the compensation for each executive officer. In general, the Company's executive compensation philosophy is to seek to attract, motivate and retain qualified executives by rewarding individual performance as well as the Company's achievement of performance goals and objectives. The Company's executive compensation program for the 2003 fiscal year included a base salary, an annual bonus opportunity and stock options.

COMPENSATION OF EXECUTIVE OFFICERS

         1.       Base Salary

         The base salary of each of the Company's executive officers, other than the Chief Executive Officer, was determined based upon the following factors:
(1) the importance to the Company of the executive officer's job function; (2) the executive officer's experience and potential to make a significant contribution to the Company in the future; and (3) the base salaries of similarly situated executive officers in the insurance industry. Because the Compensation Committee believes that each of the above factors is important and the relevance of each factor varies from executive officer to executive officer, the Compensation Committee did not assign specific weight to any of these factors when determining any executive officers' base salary.

         2.       Annual Bonus

         The Company's 2003 fiscal year bonus program was designed to reward executive officers for achievement of both a Company performance goal and individual goals, with each category of goals being weighted differently depending on the executive officer's position with the Company. Each executive officer was assigned a percentage of his or her base salary as a potential bonus. The Company performance goal for fiscal year 2003 was 20% pre-tax operating return on beginning equity, adjusted for changes in accounting principles that became effective during fiscal year 2003 and the impact of impairment of tangible and intangible assets. The Company achieved 78% of this performance goal. The individual goals for fiscal year 2003 included: establishing new products, building an effective team and raising additional capital. All executive officers achieved some or all of their individual goals.

         3.       Stock Options

         It is the Company's intent to award stock options to the Company's executive officers in amounts reflecting the financial performance of the Company, the executive officer's ability to influence the Company's overall performance and his or her position. Options are intended to motivate executive officers to improve the Company's financial results and stock performance and to retain executive officers. In fiscal year 2003, the Compensation Committee approved the award of stock options to purchase 115,000 Common Shares and 10,000 Common Shares at $5.21 and $5.03 per share, respectively (the closing price on the date of grant), to the executive officers named in the Summary Compensation Table (see "--Option Grants in Last Fiscal Year"). The stock options vest at a rate of 20% per year over the first five years and lapse after ten years unless sooner exercised or forfeited.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         Si Sokol became the Company's Chief Executive Officer in December 1980. Since August 2000, his annual base salary has been fixed at $300,000, which amount is primarily based upon his 33 years of experience in the insurance industry and his previous and current performance. In fiscal year 2003, Si Sokol earned a bonus of $50,000, the maximum performance bonus available, based upon 100% retention of the Company's five largest lender/dealer accounts.

Submitted by the Compensation Committee of the Board of Directors:

Matthew D. Walter, Chairman
Daniel D. Harkins
William S. Sheley

PERFORMANCE GRAPH

         The indexed graph and table below sets forth the Company's total shareholder return for the five-year period ending December 31, 2003 compared to the total return for the Nasdaq Stock Market (U.S.) Index and the Standard and Poor's Insurance (Property & Casualty) Index during the same period, assuming a common starting point of $100 and reinvestment of dividends. Total return indices are weighted using beginning-period market capitalization for each of the reported time periods.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
     AMONG BANCINSURANCE CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
               AND THE S & P PROPERTY & CASUALTY INSURANCE INDEX

                              [PERFORMANCE GRAPH]

                                                                 Fiscal year ending December 31
                                                                    Cumulative Total Return
                                                  -------------------------------------------------------
                                                   12/98     12/99     12/00     12/01    12/02     12/03
                                                  -------------------------------------------------------
Bancinsurance Corporation                         100.00    102.56     85.47     96.70    95.72    149.83
Nasdaq Stock Market (U.S.) Index                  100.00    186.20    126.78     96.96    68.65    108.18
S & P Insurance (Property & Casualty) Index       100.00     74.51    116.11    106.80    95.03    120.13

                                 CODE OF ETHICS

         In accordance with SEC and Nasdaq rules, the Company has adopted a Code of Business Conduct and Ethics ("Code of Conduct") that applies to all employees, officers and directors of the Company and its wholly-owned subsidiaries, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct is posted on the Company's Internet website at www.bancins.com. The Company will also provide, free of charge, copies of the Code of Conduct upon written request directed to the Company's Secretary at the Company's principal executive offices, 250 East Broad Street, Tenth Floor, Columbus, Ohio 43215.

                AUDIT COMMITTEE REPORT - INDEPENDENT AUDITOR FEES

AUDIT COMMITTEE REPORT

         In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing, and financial reporting practices. Management has the responsibility for the preparation of our consolidated financial statements and carrying out our reporting process. The Company's independent auditors are responsible for performing an audit in accordance with generally accepted auditing standards to obtain reasonable assurance that the Company's consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the consolidated financial statements with generally accepted accounting principles. The Audit Committee oversees our financial reporting process. During fiscal year 2003, the Audit Committee met three times. In addition, the Audit Committee Chairman discussed with the Company's independent auditors and discussed the interim financial information contained in each quarterly earnings report prior to public release.

         In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee reviewed with the Company's independent auditors their audit plans, audit scope, and identification of audit risks. The Audit Committee has determined that the provision of audit and non-audit services rendered by the independent auditors was compatible with maintaining the auditor's independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls over financial reporting.

         The Audit Committee reviewed and discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, reviewed and discussed the results of the independent auditors' examination of the consolidated financial statements.

         The Audit Committee reviewed and discussed with management the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2003. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance generally accepted accounting principles.

         Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, that was filed with the Securities and Exchange Commission.

Submitted by the AUDIT COMMITTEE of the Board of Directors:
Daniel D. Harkins, Chairman
William S. Sheley
Kenton R. Bowen

INDEPENDENT AUDITOR FEES

         The following table sets forth the aggregate fees billed by Ernst & Young LLP ("Ernst & Young), the Company's independent auditors, for the fiscal years ended December 31, 2003 and 2002.

                                         2003                      2002
                                    --------------            --------------
Audit Fees(1)                       $       87,650            $       81,291
Audit-Related Fees(2)                       17,845                    17,500
Tax Fees(3)                                 41,947                    31,122
All Other Fees                                   -                         -
                                    --------------            --------------

Total Fees                          $      147,442            $      129,913
                                    ==============            ==============

-----------------

(1) Audit Fees - These are fees for professional services performed by Ernst & Young for the audit of the Company's annual consolidated financial statements and review of the consolidated financial statements included in the Company's Form 10-Q filings, and services provided in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees - These are fees for assurance and related services performed by Ernst & Young that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements. Audit related fees included fees for actuarial letters of opinion regarding loss reserves and professional services related to a Form S-8 stock incentive plan filing with the Securities and Exchange Commission.

(3) Tax Fees - These are fees for professional services performed by Ernst & Young with respect to tax compliance, tax advice and tax planning.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

         The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the "Pre-Approval Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the Company's independent auditor are to be pre-approved. Under the Pre-Approval Policy, the Audit Committee pre-approves a list of audit and non-audit services proposed to be provided by our independent auditor for the fiscal year prior to the engagement of the independent auditor. The Audit Committee must separately pre-approve all audit and non-audit services to be performed by the independent auditors that are not within the scope of the pre-approved list of services for that fiscal year.

         Under the Pre-Approval Policy, the Chairman of the Audit Committee has been delegated the authority to pre-approve the engagement of the independent auditor when the entire committee is unable to do so. The Chairman must report all such pre-approvals to the entire Audit Committee at the next scheduled committee meeting.

         During fiscal year 2003, the Audit Committee pre-approved all audit and non-audit services provided to the Company by Ernst & Young.

                PROPOSALS BY SHAREHOLDERS FOR 2005 ANNUAL MEETING

         Any proposals of shareholders which are intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company at its principal executive offices by December 30, 2004 to be eligible for inclusion in next year's proxy statement. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Commission. If a shareholder intends to present a proposal at the 2005 Annual Meeting of Shareholders, but has not sought the inclusion of such proposal in the Company's proxy statement, such proposal must be received by the Company at its principal executive offices by March 15, 2005, or the Company's management proxies will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Company's proxy statement.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who own more than 10% of the Common Shares to file reports of ownership and changes in ownership of the Common Shares with the Commission. Based solely on its review of such reports and written representations from reporting persons, the Company believes that, during fiscal year 2003, its executive officers, directors and greater than 10% shareholders complied with such filing requirements.

                                  OTHER MATTERS

         As of the date hereof, management knows of no other business that will come before the Annual Meeting. Should any other matter requiring a vote of the shareholders arise, the enclosed proxy confers upon the proxy holder's discretionary authority to vote the same with respect to any such other matter in accordance with their best judgment.

         UPON THE WRITTEN REQUEST OF ANY PERSON WHOSE PROXY IS HEREBY SOLICITED, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE ADDRESSED TO SALLY J. CRESS, SECRETARY, BANCINSURANCE CORPORATION, 250 EAST BROAD STREET, TENTH FLOOR, COLUMBUS, OHIO 43215.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE.

                                    BY ORDER OF THE BOARD OF DIRECTORS,

                                    Sally J. Cress
                                    Secretary

                                    EXHIBIT A
                BANCINSURANCE CORPORATION AUDIT COMMITTEE CHARTER
                             ADOPTED MARCH 12, 2004

ORGANIZATION

The Board of Directors ("Board") of Bancinsurance Corporation has established an Audit Committee ("Committee") with authority, responsibility and specific duties as described herein. This charter governs the operations of the Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board. The Committee shall be members of, and appointed by, the Board and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from Bancinsurance Corporation and its subsidiaries (collectively, the "Company") and are not an affiliated person of the Company, and meet the independence requirements of the NASDAQ stock exchange listing standards as well as Section 10A of the Securities Exchange Act of 1934 and the rules promulgated by the SEC thereunder. All Committee members shall be financially literate, and at least one member shall be a "financial expert," as defined by SEC regulations. The Board may fill any vacancies on the Committee and may remove a Committee member at any time with or without cause.

PURPOSE

The Audit Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company's consolidated financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company's internal audit function and independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors (or other personnel responsible for the internal audit function), and management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Company shall provide for appropriate funding for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, as well as payment of compensation to independent counsel or other advisers employed by the Committee.

DUTIES AND RESPONSIBILITIES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's consolidated financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's consolidated financial statements and for reviewing the Company's unaudited interim consolidated financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Audit Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate. The Committee shall also carry out such other duties and responsibilities delegated to it by the Board from time to time that are related to the purpose of the Committee.

The Committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The independent auditors shall report directly to the Committee. The Company shall provide for appropriate funding, as determined solely by the Committee, for payment of compensation to the independent auditors. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

At least annually, the Committee shall obtain and review a report by the independent auditors describing:

         -        The firm's internal quality control procedures.

         - Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

         - All relationships between the independent auditor and the Company to assess the auditor's independence (Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees").

In addition, the Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and NASDAQ listing standards.

The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Conduct).

The Committee shall meet as often as necessary to carry out the duties and responsibilities set forth in this Charter, provided that in no event shall the Committee meet less than four times each year. Periodically, the Committee shall meet separately with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management's response.

The Committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

The Committee shall review the interim consolidated financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

The Committee shall review with management and the independent auditors the consolidated financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the consolidated financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

The Committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

The Committee also prepares its report to be included in the Company's annual proxy statement, as required by SEC regulations.

The Committee shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

                            BANCINSURANCE CORPORATION
                       250 EAST BROAD STREET, TENTH FLOOR
                              COLUMBUS, OHIO 43215
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Daniel D. Harkins, William S. Sheley and Matthew D. Walter or any of them as proxies, each with the power to appoint his substitute, and hereby authorizes them (or any of them if all shall not be present) to represent and to vote, as indicated below, at the Annual Meeting of Shareholders of Bancinsurance Corporation to be held on June 2, 2004, at 10:30 a.m. Eastern Daylight Time, at The Columbus Club, 181 East Broad Street, Columbus, Ohio, or at any adjournment or postponement thereof, all of the Common Shares of Bancinsurance Corporation held of record by the undersigned on April 9, 2004.

1. ELECTION OF DIRECTORS  [ ] FOR all nominees      [ ] WITHHOLD AUTHORITY
                              (except as marked to      to vote for ALL nominees
                              the contrary below)       listed below

Si Sokol    Daniel D. Harkins    William S. Sheley    John S. Sokol   Kenton R. Bowen    Matthew D. Walter    Saul Sokol

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
              LINE THROUGH THE NOMINEE'S NAME.

2. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF
              THE COMPANY FOR FISCAL YEAR 2004.

                          [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NAMED NOMINEES FOR DIRECTORS AND "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR FISCAL YEAR 2004. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

          (This Proxy Continues And Must Be Signed On The Reverse Side)

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 29, 2004, the Proxy Statement furnished therewith and the Annual Report of Bancinsurance Corporation for the fiscal year ended December 31, 2003. Any Proxy heretofore given to vote the Common Shares which the undersigned is entitled to vote at the Annual Meeting is hereby revoked.

[ ] Please check if you plan to attend the Annual Meeting.

PLEASE RETURN PROXY IN ENVELOPE FURNISHED.

                                               _________________________________
                                                            (Date)

                                               _________________________________
                                                         (Signature)

                                               _________________________________
                                               (Second Signature, if Applicable)

                                               Please date and sign exactly as
                                               name appears above. When signing
                                               as attorney, executor,
                                               administrator, trustee, guardian
                                               or corporate officer, please give
                                               full title. All joint owners must
                                               sign. Please return promptly.